UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 19, 2016
(Date of earliest event reported: July 18, 2016)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer No.)

One New York Plaza, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Revlon, Inc. (“Revlon”), in connection with the pending acquisition (the “Acquisition”) of Elizabeth Arden, Inc. (together with its subsidiaries, “Elizabeth Arden”) by Revlon’s wholly owned subsidiary Revlon Consumer Products Corporation (“RCPC” and, together with Revlon, the “Company”) and certain related refinancing transactions (together with the Acquisition, the “Transactions”), as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2016, issued a press release on July 18, 2016 announcing certain preliminary unaudited financial results for Revlon’s second fiscal quarter ended June 30, 2016. The complete release is attached to this report as Exhibit 99.1 and is incorporated by reference herein in its entirety.

In connection with the Transactions, the Company provided to potential investors the unaudited pro forma condensed combined financial information of RCPC giving effect to the Transactions on a pro forma basis. Such pro forma condensed combined financial information is attached to this report as Exhibit 99.2 and is incorporated by reference herein in its entirety. The unaudited pro forma condensed combined statements of operations combine the historical consolidated statements of operations of RCPC and Elizabeth Arden, giving effect to the Transactions as if they had been completed on January 1, 2015. The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheets of RCPC and Elizabeth Arden, giving effect to the Transactions as if they had occurred on March 31, 2016. Neither the pro forma financial information of RCPC nor the historical financial statements of RCPC and Elizabeth Arden represent financial information of Revlon. The pro forma financial information presented in Exhibit 99.2 is unaudited and is provided for informational purposes only, and it does not constitute Revlon’s pro forma condensed combined financial information related to the Acquisition, with respect to which Revlon will file a Form 8-K containing such information with the SEC within the time required by Item 9.01 of Form 8-K.

The Company additionally provided to potential investors, in connection with the Transactions, certain non-GAAP financial information which management believes provides useful information to potential investors. Reconciliations of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with GAAP are attached to this report as Exhibit 99.2 and are incorporated by reference herein in their entirety.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 2.02 shall be deemed to be “furnished” to the SEC and not be deemed to be “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Statements and other information included in this Current Report on Form 8-K, which are not historical facts, including statements about the Company’s plans, projected financial results and liquidity, strategies, expected synergies, focus, beliefs and expectations, as well as certain assumptions used by the Company’s management, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions, including with respect to results of operations and liquidity; or other circumstances, conditions, developments or events arising after the filing of this Current Report on Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, guidance, focus and/or plans regarding future events, including the Company’s plans to consummate the Acquisition and the related financing transactions, as well as the terms and conditions and timing of such transactions.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions, including the estimates and assumptions used by the Company in preparing the pro forma financial information referenced in this Current Report on Form 8-K, that could cause actual results to differ materially from those expected or implied by the pro forma financial information or the estimates and assumptions used in preparing the pro forma financial information. Actual results also may differ materially from such forward-looking statements for a number of other reasons including in other items in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov or on Revlon’s website at http://www.revloninc.com). Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the Acquisition not being timely completed, if completed at all; risks associated with the financing of the transaction; prior to the completion of the Acquisition, the Company’s or Elizabeth Arden’s respective businesses experiencing disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, business partners or governmental entities; and the parties being unable to successfully implement integration strategies or realize the anticipated benefits of the Acquisition, including the possibility that the expected synergies and cost reductions from the Acquisition will not be realized or will not be realized within the expected time period. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press release dated July 18, 2016 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on July 19, 2016)

99.2	Financial Information of the Company (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on July 19, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General Counsel and Secretary

Date: July 19, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 18, 2016 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on July 19, 2016)

99.2	Financial Information of the Company (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of Revlon, Inc. furnished to the Securities and Exchange Commission on July 19, 2016)